UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2020

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-55782	32-0506267
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 8.01. Other Events.

For the year ended December 31, 2019, Inpoint Commercial Real Estate Income, Inc. (the “Company”) paid cash dividends of approximately $16,370,429.  For income tax purposes, 77.0% were treated as ordinary dividends and 23.0% were treated as nondividend distributions (which are treated for income tax purposes as a return of capital to the extent of a stockholder’s basis in its shares and thereafter as capital gain).  The following table denotes the nature of the Company’s monthly cash dividends paid in 2019 for income tax purposes only. Stockholders are advised to consult with their tax advisors about the specific tax treatment of distributions paid by the Company in 2019.  All amounts are stated in dollars per share.

Record Date(s)	Distribution Payment Date	Total Cash Dividends	Ordinary Dividend	Capital Gain	Nondividend Distributions

Class P Common Stock:
December 1-31, 2018	January 2, 2019	$0.163068	$0.125523	$—	$0.037545
January 1-31, 2019	February 1, 2019	$0.163068	$0.125523	$—	$0.037545
February 1-28, 2019	March 1, 2019	$0.147288	$0.113376	$—	$0.033912
March 1-31, 2019	April 1, 2019	$0.163068	$0.125523	$—	$0.037545
April 1-30, 2019	May 1, 2019	$0.157808	$0.121474	$—	$0.036334
May 1-31, 2019	June 1, 2019	$0.163068	$0.125523	$—	$0.037545
June 1-30, 2019	July 1, 2019	$0.157808	$0.121474	$—	$0.036334
July 1-31, 2019	August 1, 2019	$0.163068	$0.125523	$—	$0.037545
August 31, 2019	September 18, 2019	$0.160000	$0.123161	$—	$0.036839
September 30, 2019	October 17, 2019	$0.160000	$0.123161	$—	$0.036839
October 31, 2019	November 19, 2019	$0.160000	$0.123161	$—	$0.036839
November 30, 2019	December 18, 2019	$0.160000	$0.123161	$—	$0.036839

Class A Common Stock:
September 30, 2019	October 17, 2019	$0.135000	$0.103917	$—	$0.031083
October 31, 2019	November 19, 2019	$0.135000	$0.103917	$—	$0.031083
November 30, 2019	December 18, 2019	$0.135000	$0.103917	$—	$0.031083

Class D Common Stock:
September 30, 2019	October 17, 2019	$0.129855	$0.099957	$—	$0.029898
October 31, 2019	November 19, 2019	$0.129686	$0.099827	$—	$0.029859
November 30, 2019	December 18, 2019	$0.129865	$0.099965	$—	$0.029900

Class I Common Stock:
August 31, 2019	Septenber 18, 2019	$0.135001	$0.103918	$—	$0.031083
September 30, 2019	October 17, 2019	$0.135000	$0.103918	$—	$0.031082
October 31, 2019	November 19, 2019	$0.135000	$0.103917	$—	$0.031083
November 30, 2019	December 18, 2019	$0.135000	$0.103917	$—	$0.031083

Class T Common Stock:
August 31, 2019	Septenber 18, 2019	$0.117215	$0.090227	$—	$0.026988
September 30, 2019	October 17, 2019	$0.117484	$0.090434	$—	$0.027050
October 31, 2019	November 19, 2019	$0.116914	$0.089996	$—	$0.026918
November 30, 2019	December 18, 2019	$0.117505	$0.090450	$—	$0.027055

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

By:	/s/ Catherine L. Lynch
Name:	Catherine L. Lynch
Title:	Chief Financial Officer
Date:	January 24, 2020

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